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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          July 23, 1998
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                 (Date of earliest event reported)


                     Staten Island Bancorp, Inc.
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        (Exact name of registrant as specified in its charter)


       Delaware                       1-13503                 13-3958850
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)



15 Beach Street, Staten Island, New York                             10304
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(Address of principal executive offices)                          (Zip Code)


                            (718) 447-7900
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           (Registrant's telephone number, including area code)


                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)






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Item 5.  Other Events
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    On July 23, 1998, Staten Island Bancorp, Inc. (the "Company") announced that its 1998 Stock Option Plan and its 1998 Recognition and Retention Plan were approved by stockholders at a special meeting of stockholders held on July 10, 1998. The Company also announced that in order to fund the 1998 Recognition and Retention Plan, the related trust intends to purchase shares of the Company's common stock in the open market with funds contributed by the Company. The plan trust also may purchase shares of common stock directly from the Company to fund the plan. Purchases will be made from time to time at the discretion of management of the Company and will amount to up to 1,719,250 shares, or 4%, of the Company's outstanding common stock. For additional information, reference is made to the Press Release, dated July 23, 1998, which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99       Press Release dated July 23, 1998









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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 STATEN ISLAND BANCORP, INC.



Date:  July 28, 1998             By:  /s/Edward Klingele
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                                      Edward Klingele
                                      Senior Vice President









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